Commitments And Contingencies	12 Months Ended
Dec. 31, 2012
Commitments And Contingencies
25.	COMMITMENTS AND CONTINGENCIES

Turquoise Hill has, in the normal course of its business, entered into various long-term contracts, which include commitments for future operating payments under contracts for drilling, engineering, equipment rentals and other arrangements as follows:

2013	$290,821
2014	14,272
2015	11,985
2016	1,106
2017 onwards	3,251

$321,435

Due to the size, complexity and nature of Turquoise Hill’s operations, various legal and tax matters arise in the ordinary course of business. Turquoise Hill accrues for such items when both a liability is probable and the amount can be reasonably estimated. In the opinion of management, these matters will not have a material effect on the consolidated financial statements of the Company.